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                                                                   Exhibit 10.13


                         AGREEMENT OF PURCHASE AND SALE

         THIS AGREEMENT OF PURCHASE AND SALE (this "Agreement") is made and entered into as of June 1, 2002, by and between CREATIVE MARKETEAM CANADA LTD. ("MARKETEAM"), a British Columbia company having its principal place of business at 6111 LeClair Street, Abbotsford, British Columbia V4X 2C9 and i5ive COMMUNICATIONS INC. ("i5ive"), a British Columbia company, having its principal place of business at 1122 Mainland Street - Suite 210, Vancouver, British Columbia, Canada V6B 5L1.

                                    PREMISES

A. i5ive has developed a Website, related links, content and other materials which include, among other things, an "Enabling Platform" of producing and distributing author-generated materials over the Internet, an Internet-based community, and educational materials by users of the i5ive Website. This Internet content includes a Website, links, content and other materials referred to as "Suite101.com" and "Suite University"; and

B. MARKETEAM and i5ive have been parties to a Management and Operating Services Agreement dated as of January 31, 2002 (the "M & O Agreement") pursuant to which MARKETEAM has provided management and operating services; and

C. MARKETEAM wishes to acquire from i5ive, and i5ive wishes to sell to MARKETEAM, the Website Assets of i5ive (as defined herein) on the terms and conditions mutually agreed by the Parties and set out in this Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual warranties, representations, covenants and agreements set forth in this Agreement, the Parties agree as follows:

                                    ARTICLE 1
                       PURCHASE AND SALE OF WEBSITE ASSETS

1.1      PURCHASE AND SALE OF WEBSITE ASSETS.

         Subject to the terms and conditions of this Agreement, at the Closing i5ive, in exchange for MARKETEAM's payment of the Purchase Price, shall sell, assign, transfer, convey, and deliver to MARKETEAM all of i5ive's right, title, and interest in and to the Website Assets, free and clear of any and all Liens.

1.2      PURCHASE PRICE.

         In consideration for the sale, transfer, conveyance, assignment and delivery of the Website Assets by i5ive to MARKETEAM, and in reliance upon the representations,
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warranties, covenants, and agreements made in this Agreement by i5ive, at the
Closing MARKETEAM shall pay i5ive:

         (a)  the sum of US$100;

         (b) a number of shares in the capital of MARKETEAM, equal to 15% of the shares in the capital of MARKETEAM issued and outstanding following the Closing; and

         (c) a sum equal to the Proceeds, if any, received by MARKETEAM on any sale by MARKETEAM, within one (1) year of the Closing Date, of all or any portion of the Website Assets.

1.3      SECURITY FOR PURCHASE PRICE.

         As security for that portion of the Purchase Price payable by MARKETEAM to i5ive under Article 1.2(c), MARKETEAM shall on the Closing Date execute and deliver to i5ive:

         (a) a promissory note in the principal sum of US$120,000 without interest and payable on the first anniversary of the Closing Date; and

         (b) a general security agreement creating a first security interest in all of MARKETEAM's present and after-acquired personal property.

The foregoing security shall be forgiven, discharged and returned to MARKETEAM if there has not been any sale of all or any portion of the Website Assets within one (1) year of the Closing Date or, if there has been any such sale, if the Proceeds of such sale have been paid by MARKETEAM to i5ive.

1.4      ASSIGNMENT AND ASSUMPTION OF CONTRACTS.

         (a) i5ive agrees to use its best endeavors to obtain the consent of B&N to the assignment to MARKETEAM of all of the rights and obligations under each of the B&N Contracts;

         (b) In the event that i5ive, despite its best endeavours, is unable to obtain the consent of B&N to the assignment of any B&N Contract to MARKETEAM as contemplated by Article 1.4(a): (i) i5ive agrees to the extent permitted under the B&N Contract to sub-contract the performance of each B&N Contract to MARKETEAM and to act as MARKETEAM's agent in the collection of any payments due under each such sub-contract;


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              and (ii) MARKETEAM agrees to perform each such sub-contract and to hold i5ive harmless from any loss or liability arising out of MARKETEAM's performance of it; and

         (c) Except as otherwise stated in Exhibit 1.4, MARKETEAM agrees to assume as of the Closing Date all of the obligations of i5ive (i) under the agreements listed on Exhibit 1.4 hereto, and (ii) subject to B&N consenting to the assignment of the B&N Contracts, under the B&N Contracts. MARKETEAM agrees to indemnify and hold i5ive, its officers, Directors, agents and Representatives harmless from any liability claim, damages, or loss arising out of or asserted on the basis of any of the contracts assumed by MARKETEAM hereunder.

                                    ARTICLE 2
                                     CLOSING

2.1      TIME, DATE AND PLACE OF CLOSING.

         The closing of the purchase and sale of the Website Assets (the "Closing") will take place concurrently with the execution of this Agreement at the offices of i5ive, or such other place as may be mutually agreed upon by the Parties.

2.2      DOCUMENTS DELIVERED BY I5IVE AT CLOSING.

         At Closing, i5ive shall deliver or cause to be delivered to MARKETEAM the following documents:

         (a) Good and sufficient bills of sale, assignments, and any other instruments of sale, conveyance, transfer, or assignment, dated as of the Closing Date, required or deemed reasonably necessary by MARKETEAM in order to vest fully and effectively in MARKETEAM good and marketable title to the Website Assets free of all Liens;

         (b) Such other documents or certificates as shall be reasonably requested by MARKETEAM.

2.3      DOCUMENTS DELIVERED BY MARKETEAM AT CLOSING.

         At Closing, MARKETEAM shall deliver or cause to be delivered to i5ive the following:

         (a) Payment of the cash portion of the Purchase Price by immediately available funds;

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         (b)  A certificate for the number of shares in the capital of MARKETEAM provided for under in Article 1.2(b);

         (c) The promissory note and general security agreement provided for under Article 1.3;

         (d) Such other documents or certificates as shall be reasonably requested by i5ive; and

         (e) Such assumption and other agreements as may be reasonably requested by i5ive pursuant to Article 1.4(c) hereof.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF I5IVE

         i5ive represents and warrants to MARKETEAM, as of the date hereof, as follows:

3.1      ORGANIZATION, STANDING AND POWER.

         i5ive is a company duly organized, validly existing, and in good standing under the Laws of the Province of British Columbia, and has the power and authority to carry on its business as now conducted.

3.2      AUTHORITY; NO BREACH BY AGREEMENT.

         (a) i5ive has the corporate power and authority necessary to execute, deliver, and perform its obligations under this Agreement and to consummate the transactions contemplated by it. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein, have been, or at the Closing Date will have been, duly and validly authorized by all necessary corporate action on the part of i5ive, and this Agreement will at the Closing Date represent a legal, valid, and binding obligation of i5ive, enforceable against i5ive in accordance with its terms;

         (b) Neither the execution and delivery of this Agreement by i5ive, nor the consummation by i5ive of the transactions contemplated hereby, nor compliance by i5ive with any of the provisions hereof, will:
              (i) conflict with or result in a breach of any provision of i5ive's constating documents; (ii) constitute or result in a default under, or require any consent pursuant to any Contract or Permit of i5ive, except as to the assignment of the B&N Contracts; or (iii) violate any Law or Order applicable to i5ive or the Website Assets.

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3.3      TITLE TO WEBSITE ASSETS.

               i5ive has, or will have on the Closing Date, and as a result of the transactions contemplated by this Agreement MARKETEAM will receive, good and marketable title to all of the Website Assets, free and clear of any Liens.

3.4      RESIDENCY.

               i5ive is resident in Canada within the meaning of the Income Tax Act (Canada).

                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF MARKETEAM

         MARKETEAM represents and warrants to i5ive as follows:

4.1      ORGANIZATION, STANDING, AND POWER.

         MARKETEAM is a company duly organized, validly existing, and in good standing under the Laws of the Province of British Columbia, and has the power and authority to carry on its business as now conducted.

4.2      AUTHORITY; NO BREACH BY AGREEMENT.

         (a) MARKETEAM has the power and authority necessary to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated by it. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been, or at the Closing Date will have been, duly and validly authorized by all necessary corporate action on the part of MARKETEAM and this Agreement will at the Closing Date represent a legal, valid, and binding obligation of MARKETEAM, enforceable against MARKETEAM in accordance with its terms.

         (b) Neither the execution and delivery of this Agreement by MARKETEAM, nor the consummation by MARKETEAM of the transactions contemplated hereby, nor compliance by MARKETEAM with any of the provisions hereof will: (i) conflict with or result in a breach of any provision of MARKETEAM's constating documents; (ii) constitute or result in a default under, or require any consent pursuant to any Contract or Permit of MARKETEAM; or (iii) violate any Law or Order applicable to MARKETEAM or its assets.

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4.3      CAPITALIZATION OF MARKETEAM

         MARKETEAM's authorized capital consists of 12,000 common shares, of which, as of the date hereof, there are 480 issued and outstanding. No other class of capital is authorized. There are no outstanding options, warrants or rights to subscribe for, or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of MARKETEAM or Contracts, commitments, understandings or arrangements by which MARKETEAM is or may be obligated to issue additional shares of its capital or options, warrants, or rights to purchase or acquire any additional shares in its capital. All the shares of MARKETEAM to be issued to i5ive pursuant to this Agreement will be, when issued and delivered, fully paid, validly issued and non-assessable.

                                    ARTICLE 5
                                    COVENANTS

5.1      COVENANTS RE LEASES.

         i5ive covenants and agrees with MARKETEAM that, from the Closing Date until the earlier of the termination of the Lease, the subletting of i5ive's office premises or notice is received from i5ive, MARKETEAM shall be entitled to:

         (a) Use and occupy i5ive's office premises on a month-to-month basis at no cost to MARKETEAM other than Telus charges for telephone lines and long distance charges, B.C. Hydro charges for heat and electricity, Westport charges for cleaning, and ADT charges for security;

         (b) Use the office equipment currently leased by i5ive, including without limitation, telephones, and photocopiers, at no cost to MARKETEAM other than any operating costs, over and above the monthly lease rate, incurred as a result of MARKETEAM's use of such equipment;

         (c) Continue to house the servers off-site with Telus Advanced Communications, at no cost to MARKETEAM, until the Telus contract is terminated and in any event no later than April 2003.

                                    ARTICLE 6
                              ADDITIONAL AGREEMENTS

6.1      LIMITS OF i5ive LIABILITY.


         It is understood and agreed that i5ive shall have no liability to MARKETEAM for any breach of any representation, warranty, covenant or agreement herein in any amount in excess of the Purchase Price.

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 6.2     NO RECOURSE AGAINST SUITE 101.COM, INC.

         Suite 101 shall have no liability whatsoever to MARKETEAM for any amount whatsoever arising out of any breach of any representation, warranty, covenant or agreement herein, it being understood and agreed that this Agreement is entered into without recourse to Suite 101.

6.3      TERMINATION OF M & O AGREEMENT.

         MARKETEAM and i5ive agree that the M & O Agreement was terminated effective as of May 31, 2002 and i5ive shall have no further liability thereunder to MARKETEAM.

6.4      LETTER TO i5ive VENDORS.

         Concurrently with or promptly after the Closing, MARKETEAM shall send written notification to each of i5ive's vendors, suppliers and other persons with whom it has a similar relationship advising such persons that the Website Assets have been sold to MARKETEAM and i5ive shall have no liability to such persons arising out of transactions engaged in commencing with the time of the Closing.


                                    ARTICLE 7
                        GOVERNING LAW; DISPUTE RESOLUTION

7.1      GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the Laws of the Province of British Columbia applicable to contracts executed and wholly performed within that Province.

7.2      ARBITRATION.

         (a)  COMMERCIAL ARBITRATION ACT.

              Any controversy or claim arising out of or relating to this Agreement shall be determined by arbitration in accordance with the Commercial Arbitration Act, R.S.B.C. 1996, c. 55.

         (b)  COMPOSITION OF ARBITRAL TRIBUNAL.

              The arbitration shall be held before a panel of three arbitrators, one of whom shall be nominated by each of MARKETEAM and i5ive and one of whom, who shall serve as chair, shall be nominated by the arbitrators nominated by MARKETEAM and i5ive.

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         (c)  JUDICIAL ASSISTANCE.

              The award of the arbitrators shall be final and binding. The Parties waive any right to appeal the award, to the extent a right to appeal may be lawfully waived. Each Party retains the right to seek judicial assistance: (i) to compel arbitration; (ii) to obtain interim measures of protection pending arbitration; and
              (iii) to enforce any decision of the arbitrators, including the final award.

                                    ARTICLE 8
                                  MISCELLANEOUS

8.1      ENTIRE AGREEMENT.

         This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the Parties with respect to the transactions contemplated under this Agreement and supersedes all prior arrangements or understandings with respect thereto, written or oral.

8.2      AMENDMENTS.

         This Agreement may be amended only by a subsequent writing signed by each of the Parties.

8.3      EXPENSES.

         Each of the Parties shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement.

8.4      BROKERS AND FINDERS.

         Each of the Parties represents and warrants that neither it nor any of its officers, directors, employees, or affiliates has employed any broker or finder or incurred any liability for any financial advisory fees, investment bankers' fees, brokerage fees, commissions, or finders' fees in connection with this Agreement or the transactions contemplated by it.

8.5      ASSIGNMENT.

         This Agreement and the rights, interests or obligations under this Agreement may be assigned (whether by operation of Law or otherwise) by a Party only to an affiliate of that Party. Subject to the preceding sentence, this Agreement will be binding upon, enure to the benefit of, and be enforceable by the Parties and their respective successors and assigns.

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8.6      NOTICES.

         All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided under this Agreement), and shall be deemed to have been delivered as of the date so delivered:

                                     i5ive Communications Inc.:
                                     1122 Mainland Street - Suite 210
                                     Vancouver, British Columbia, Canada V6B 5L1
                                     Telecopy Number: (604) 682-3277
                                     Attention: Mitchell  G. Blumberg

                                     Creative Marketeam Canada Ltd.
                                     6111 LeClair Street
                                     Abbotsford, B.C. V4X 2C9
                                     Telecopy Number: (604) 856-1762
                                     Attention: Doug Loblaw

8.7      COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

8.8      CAPTIONS.

         The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

8.9      SEVERABILITY.

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

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                                    ARTICLE 9
                                   DEFINITIONS

9.1      DEFINITIONS.

         The following terms shall, whenever capitalized in this Agreement, have the meanings ascribed below:

"AGREEMENT" means this Agreement, including the Exhibits delivered pursuant to this Agreement and incorporated in it by reference.

"B&N" means BARNESANDNOBLE.COM, LLC.

"B&N" Contracts" means the contracts dated May 30, 2001 and August 8, 2001 between Suite101.com, Inc., a Delaware corporation, and B&N relating to introduction writing and proofreading services, respectively.

"CLOSING DATE" means the date determined in accordance with Article 2.1 hereof on which the Closing shall occur.

"CONSENT" means any consent, approval, estoppel, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order, or permit.

"CONTRACT" means any written or oral agreement, license, arrangement, authorization, commitment, contract, indenture, instrument, lease, obligation, plan, practice, restriction, understanding or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, assets or business.

"LAW" means any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its assets, liabilities or business, including those promulgated, interpreted or enforced by any regulatory authority.

"LIEN" means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, infringement, lien, mortgage, pledge, reservation, restriction, security interest, title retention or other security arrangement, or any adverse right or interest, charge, or claim of any nature whatsoever of, on, or with respect to any property or property interest.

"ORDER" means any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency or regulatory authority.

"PERMIT" means any federal, state, local, and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to


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which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, assets or business.

"PERSON" means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association, group acting in concert, or any person acting in a representative capacity.

"PROCEEDS" means any cash and the cash value of any assets received by MARKETEAM on any sale by it, within one (1) year of the Closing Date, of all or any portion of the Website Assets.

"PURCHASE PRICE" means the money and shares in the capital of MARKETEAM to be paid over and delivered to i5ive pursuant to Article 1.2.

"REPRESENTATIVE" shall mean any investment banker, financial advisor, attorney, accountant, consultant, or other representative of a Person.

"SUITE101" shall mean Suite101.com, Inc., a Delaware corporation and sole stockholder of i5ive.

"WEBSITE ASSETS" shall mean the assets listed on Exhibit 9 as they exist immediately prior to Closing.

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf and its corporate seal to be hereunto affixed and attested by officers thereunto as of the day and year first above written.



                                            I5IVE COMMUNICATIONS INC.

                                            By: /s/
                                                --------------------------------
                                            Name: Mitchell G. Blumberg
                                            Title: President



                                            CREATIVE MARKETEAM CANADA LTD.

                                            By: /s/
                                                --------------------------------
                                            Name: Doug Loblaw
                                            Title: President


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